EXHIBIT 10.11

                               AMENDMENT SEVEN TO
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                        RETIREMENT PLAN FOR EMPLOYEES OF
                        --------------------------------

                CAPITAL SOUTHWEST CORPORATION AND ITS AFFILIATES
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                 As Amended and Restated Effective April 1, 1989
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         WHEREAS,  effective  as of  April  1,  1989,  the  Retirement  Plan for
Employees of Capital Southwest Corporation and Its Affiliates (the "Plan") was amended and restated in its entirety;

         WHEREAS, by the terms of Section 6.4 of the amended and restated Plan, said Plan may be amended by Capital Southwest Corporation (the "Sponsoring Employer");

         WHEREAS, the Sponsoring Employer has determined that the Plan shall be amended to exclude the Director of Business Development of Cargo Chemical Corporation from participation in the Plan; and

         WHEREAS, the Board of Directors of the Sponsoring Employer has approved and adopted this Amendment Seven to the Plan;

         NOW, THEREFORE, Section 1.1(A)(13) of the Plan is hereby amended, effective as of August 1, 2004, to delete the word "or" at the end of clause
(c), to replace the period at the end of clause (d) with a semicolon and the word "or", and to add a new clause (e) which shall read in its entirety as follows:

         "(e) the Director of Business Development of Cargo Chemical
Corporation."


         IN WITNESS WHEREOF, CAPITAL SOUTHWEST CORPORATION has caused this instrument to be executed by its duly authorized officer on this ____ day of ________________, 2004.

                                                   CAPITAL SOUTHWEST CORPORATION


                                                   By __________________________

                                                   Title: ______________________